UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form N-CSR

         CERTIFIED AMENDED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                             INVESTMENT COMPANIES

                 Investment Company Act file number: 811-08002

                            KOREA EQUITY FUND, INC.

                    Two World Financial Center, Building B
                              New York, NY 10281

                      Nomura Asset Management U.S.A. Inc.
                    Two World Financial Center, Building B
                              New York, NY 10281

Registrant's telephone number, including area code: (800) 833-0018

Date of fiscal year end:   October 31, 2005

Date of reporting period:  October 31, 2005

ITEM 1.  REPORT TO SHAREHOLDERS
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                           KOREA EQUITY FUND, INC.



                                                             December 22, 2005



To Our Shareholders:

   We present the Annual Report of Korea Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2005.

   The Net Asset Value per share ("NAV") of the Fund on October 31, 2005 was $8.18, representing an increase of 41.0% for the Fund's fiscal year. The closing New York Stock Exchange ("NYSE") market price of the Fund on October 31, 2005 was $7.85, representing a 4.0% discount to the NAV. The net assets of the Fund amounted to $68,754,788 on October 31, 2005.

   The Korea Composite Stock Price Index ("KOSPI") climbed from 834.9 to 1,158.1 or 38.7%, in local currency terms, for the year. Including the South Korean won ("Won") appreciation of 7.3% during the fiscal year, this represents a total increase of 48.9% in United States ("U.S.") dollar terms. The Fund's NAV underperformed the KOSPI, in U.S. dollar terms, by 7.8% during the year. The Fund's share price (quoted on the NYSE) returned 47.0% for the year.

   For the quarter ended October 31, 2005, the KOSPI increased by 2.1% in U.S. dollar terms. The NAV of the Fund increased by 1.2%. The Fund underperformed the KOSPI, in U.S. dollar terms, by 0.9% during the quarter.

   As the Fund announced in July 2005, a shareholder proposal to terminate the Fund's investment advisory agreement was not approved at the 2005 annual shareholders meeting. The Fund's Independent Directors had unanimously opposed that proposal on the basis that the Fund continues to be a viable long-term investment vehicle for South Korean equity securities and that it is in the best December 22, 2005 interest of the Fund and its shareholders to continue its existing advisory arrangements and operate as a stand alone closed-end fund. The Fund incurred a significant amount of expenses as a result of the proposal, which increased the Fund's expense ratio in 2005.


South Korean Economy

   After the healthy performance of the South Korean economy in late 2003 and through most of 2004, there was some economic consolidation in 2005. The consolidation of the economy was led mainly by a slowdown in exports. Unlike in 2004 when exports grew by a healthy 19.7%, exports are expected to grow by about 12%-13% for 2005. This weakness is mainly due to the strength of the Won, which rose from around 1,150 to the U.S. dollar in October 2004 to the 1,000-level in May 2005. Moreover, Korean exports are still heavily skewed toward the technology sector. Although demand for technology products has been healthy during the past year, the growth came mainly from emerging markets like China and India. As a result, Korean technology exporters came under heavy pricing pressure. One example is the weakness in DRAM prices, which declined by about 47% in the past one year.

   President Roh's Administration continues to focus on narrowing the income gap between the rich and the poor which does nothing to improve overall domestic sentiment. For example, in the U.S. and certain other parts of the developed world, consumer demand remains resilient, benefiting from the refinancing of mortgage loans in line with higher real estate prices. However, in South Korea, the govern-ment has continued to introduce anti-speculative property measures that increase the tax burden on property owners. At the same time, the government continues to run a budget surplus, offering little benefit to the lower income groups. Given the higher oil prices, consumers continue to be cautious about spending. As for capital investment, foreign direct investment continues to fall in line with President Roh's government's unfriendly stance towards foreign investors. For example, the government recently expressed its intention to tax five foreign funds, saying that these funds made use of tax havens to avoid paying taxes. Another example is the government's refusal to allow foreign investors to participate in the bidding for Korea Exchange Bank. According to the Ministry of Commerce, Industry and Energy, foreign direct investment declined by 2.7%, 25.2% and 9.4% year-on-year in the first, second and third quarters of 2005, respectively. Because of the above issues, both domestic demand and capital investment have shown little improvement, which has led to a slowdown in economic growth.

   In the political arena, there seems to be some recent improvement in the relationship with North Korea. Under pressure from China, North Korea has agreed to stay committed to the six-way talks. North Korea has also agreed to scrap its nuclear arsenal and rejoin the Nuclear Non-Proliferation Treaty (which means that they will allow IAEA ("International Atomic Energy Agency") inspections). In return, North Korea has been given oil and energy assistance as well as security guarantees from members of the six-country talks. However, given the deep mistrust between the U.S. and North Korea, it should be a long time before implementation of any agreement actually starts. Domestically, the popularity of President Roh is at an all time low. Although the Uri Party still holds a slight majority in the National Assembly (144 seats compared to the opposition GNP party with 127 seats), the Uri Party won none of the six seats available at by-elections in April and none of the four seats in by-elections in October. This resulted in the resignation of the chairman and other leaders of the Uri Party. Support for the President's policy should be significantly weaker in the near term.


South Korean Stock Market

   Despite the economic consolidation discussed above, the South Korean stock market reached an all time high of 1,246 in October 2005. Support came mainly from domestic investors who poured significant amounts of funds into domestic institutional investments. Given that domestic deposit rates have been averaging about 3.5% for most of 2005 while inflation stands at around 3% for the first half of 2005, domestic investors feel no compelling reason to keep their money in bank deposits. At the same time, the domestic banks introduced "installment" funds which withdraw a certain percentage of the in-vestor's salary on a monthly basis. This "dollar averaging" theme became very popular and resulted in the amount of equity funds under management by domestic institutional investment managers rising from 7 trillion Won at the beginning of the year to more than 28 trillion Won at the end of October 2005.

   In terms of sector performance, the rally in the South Korean stock market was led by the financial sector. After the Asian crisis in 1997 and the credit card crisis in 2003, there was significant restructuring in the banking sector in Korea. For example, according to the figures from the Bank of Korea, about 88% of household loans in Korea are based on floating rates, something which is comparable to developed markets. As a result, investors bought into banking stocks, thinking that the current valuation discount between Korean banks and those in the region are unjustified. Brokerage houses were also strong, benefiting directly from the inflows into the domestic institutional investments. Furthermore, the Hyundai Group companies were also strong for most of 2005, benefiting from the improved recognition of the "Hyundai" brand value. On the other hand, telecommunications stocks were flat with no catalyst for the sector. Technology stocks performed in line with the market. Finally, as expected in a market rally, smaller capitalization stocks improved, with the Kosdaq index rising about 64.5% in local currency terms over the past year.

Portfolio Activity

   The Fund has been cautiously optimistic about the South Korean stock market since the beginning of this year. Although the South Korean economy was likely to show slower growth in 2005 and corporate earnings growth was not going to be as strong, the fundamental restructuring among South Korean companies in the past few years has left the market's valuation looking relatively cheap. With improved corporate governance and more professional management, the South Korean stock market did not deserve to trade at a huge discount to the regional stock markets.

   As a result, the Fund has continued to reduce the exposure to the telecommunications sector, which was considered defensive. Instead, the Fund has been raising the exposure to the financial sector. Unfortunately, over the past year, the Fund still had a significant exposure to the consumer sector. Market expectations of a recovery in consumer demand did not materialize (instead, it merely showed gradual low single digit growth) and as a result, these stocks were sold down aggressively. The Fund's minimal exposure to the small and mid-capitalization stocks also caused the performance to lag behind that of the market benchmark.


Investment Strategy

   The year 2006 is likely to be a very challenging one for the South Korean stock market. The outlook for the economy looks strong with the stabilization of the Won, and this should help to restore robust export growth figures. Although the gap has narrowed, the valuation of the South Korean stock market is still around a price-to-earnings ratio ("PER") 9.5 x based on 2006 earnings, and is still at a discount to the average PER of 12x to 13x for other regional equity markets. Although interest rates are likely to trend higher, the fundamental corporate restructuring has resulted in better management teams that are more capable of controlling and minimizing interest rate risk. This sign of confidence comes from the relative immunity of the South Korean economy to the higher oil prices in 2005. On the other hand, 2005 had been a very strong year for the South Korean stock market. As mentioned above, this was mainly due to the huge inflows of domestic liquidity into domestic institutional investments. Although the flow of money to domestic institutional investments is unlikely to stop any time soon, the momentum is likely to weaken. The strong market rally in 2004 and 2005 may also allow banks (which still hold significant equity stakes in companies that went bankrupt during the Asian crisis) to sell some of their equity stakes in these companies in the stock market. As a result, there might be significantly more issues in 2006. Overall, the Fund retains its cautiously optimistic view of the South Korean stock market but the Fund is unlikely to make a significant decision on the market direction for 2006. On the other hand, the Fund will focus mainly on specific stock selections and companies that offer strong fundamentals yet trade at attractive valuations.

   In terms of sector allocation, the Fund has recently increased the exposure to the technology sector. Under significant pricing pressures, returns of technology stocks in 2005 have so far been in line with that of the market. Going forward, the Fund believes that earnings growth for the technology sector should improve with the increased popularity of consumer appliances like MP3 players, digital camcorders and game consoles. The stable Won should also reduce pricing pressures to a certain extent. Meanwhile, the narrowing of the valuation gap between regional and Korean financial stocks should also continue, hopefully leading to a continued re-rating for the sector. The Fund remains underweight in the telecommunications and utilities sector with no catalysts in sight for the next six months.

   We appreciate your continuing support of your Fund.

                                                     Sincerely,

                                                     /s/ Hiroshi Terasaki

                                                     Hiroshi Terasaki
                                                     President

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                                 PROXY VOTING

   A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the Securities and Exchange Commission's web site at http://www.sec.gov.
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              AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

   The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
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                               INTERNET WEBSITE

   Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com. We invite you to view the Internet website.
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                              FUND CERTIFICATION

   In October 2005, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A. 12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

   The Fund's Chief Executive Officer and Chief Financial Officer
Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.
------------------------------------------------------------------------------


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                               BYLAW AMENDMENTS
   The Fund's Bylaws have been revised to include additional provisions that could limit the ability of other persons to acquire control of the Fund, to liquidate the Fund or convert the Fund to open-end status, or to change the composition of the Fund's Board of Directors. These additions include provisions that classify the Board of Directors into three classes and an advance notice provision for proposals to be submitted to annual meetings of shareholders.
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                    NEW MEMBER OF PORTFOLIO MANAGEMENT TEAM
Mr. Eric Poh, a portfolio manager, joined the Fund's portfolio management team. Mr. Poh was a senior portfolio manager at SG Asset Management (Singapore) Ltd. from 2001 to 2005. Mr. Poh served as co-manager of the Fund's portfolio since June 2005.
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

                                                     KOREA EQUITY FUND, INC.

                                           FUND HIGHLIGHTS-OCTOBER 31, 2005 (Unaudited)

KEY STATISTICS:
    Net Assets                                                                         $68,754,788
    Net Asset Value per Share                                                                $8.18
    Closing NYSE Market Price                                                                $7.85
    Percentage Increase in Net Asset Value per Share*                                         41.0%
    Percentage Increase in NYSE Market Price*                                                 47.0%


MARKET INDEX:                                                                     SOUTH
Percentage increase in market index*                                            KOREAN WON       U.S.$
                                                                                ----------       -----
    Korea Composite Stock Price Index*                                            38.7%          48.9%
    *From November 1, 2004 through October 31, 2005


ASSET ALLOCATION:
    South Korean Equity Securities                                                       99.1%
    Other Assets Less Liabilities, Net                                                    0.9%
                                                                                        ------
    Net Assets                                                                          100.0%
                                                                                        ======


INDUSTRY DIVERSIFICATION:
                                                              % of                                                      % of
                                                           Net Assets                                                Net Assets
                                                           ----------                                                ----------
Consumer Electronics...................................      23.4          Food and Beverages.......................     5.0
Banking and Financial Services.........................      16.2          Retail...................................     4.4
Automotive Equipment and Parts.........................      13.3          Oil and Gas..............................     4.1
Services...............................................      12.1          Telecommunications.......................     2.1
Miscellaneous Manufacturing............................      10.6          Utilities................................     1.6
Iron and Steel.........................................       5.5          Electrical Machinery.....................     0.8


                                           TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:

                                                                                                            Market      % of
Issuer                                                                                                      Value    Net Assets
------                                                                                                      -----    ----------
Samsung Electronics Co., Ltd.....................................................................     $12,637,276       18.4
Hyundai Motor Co., Ltd...........................................................................       4,322,922        6.3
POSCO............................................................................................       3,798,491        5.5
LG Electronics Inc...............................................................................       2,781,925        4.1
Orion Corp.......................................................................................       2,637,931        3.9
GS Engineering & Construction Corp...............................................................       2,571,839        3.7
KT&G Corp........................................................................................       2,535,358        3.7
Hyundai Mobis....................................................................................       2,524,186        3.7
Hynix Semiconductor..............................................................................       2,438,318        3.5
Shinsegae Co., Ltd...............................................................................       2,385,862        3.5

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           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and Board of Directors of Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2005, and the related statements of operations for the year then ended, changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended October 31, 2003 were audited by other auditors whose report, dated December 12, 2003, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                              Ernst & Young LLP
New York, New York
December 13, 2005
------------------------------------------------------------------------------

                                                  KOREA EQUITY FUND, INC.
                                                  SCHEDULE OF INVESTMENTS*
                                                      OCTOBER 31, 2005
                                                                                                                     % of
                                                                                                       Market         Net
                                                                     Shares           Cost             Value        Assets
                                                                     ------           ----             -----        ------
KOREAN EQUITY SECURITIES
Automotive Equipment and Parts
Hyundai Mobis..................................................      31,750       $  909,058         $ 2,524,186      3.7
    Automotive service components
Hyundai Motor Co., Ltd.........................................      50,700        1,487,846           3,719,943      5.4
Hyundai Motor Co., Ltd. PFD....................................      11,900          209,982             602,979      0.9
    Passenger cars, trucks, autoparts and commercial vehicles
Kia Motors.....................................................     128,500        1,176,589           2,307,830      3.3
                                                                                 --------------- ---------------- --------
    Automobiles and autoparts
Total Automotive Equipment and Parts...........................                    3,783,475           9,154,938     13.3
                                                                                 --------------- ---------------- --------

                                 See notes to financial statements. See notes to financial statements.


                                                  KOREA EQUITY FUND, INC.
                                           SCHEDULE OF INVESTMENTS*--(Continued)
                                                      OCTOBER 31, 2005

                                                                                                                     % of
                                                                                                       Market         Net
                                                                     Shares           Cost             Value        Assets
                                                                     ------           ----             -----        ------
Banking and Financial Services
Daewoo Securities Co., Ltd.....................................     118,000       $ 1,217,275      $ 1,271,552        1.8
  Financial institution
Daishin Securities Co., Ltd....................................      37,200           499,384          538,046        0.8
  Securities trading, brokerage, and underwriting
Hana Bank......................................................      53,400         1,141,815        1,918,103        2.8
  Commercial bank
Industrial Bank of Korea.......................................      40,000           298,938          475,096        0.7
  Commercial bank
Kookmin Bank...................................................      42,408         1,719,234        2,327,566        3.4
  Commercial bank
Korea Exchange Bank+...........................................     204,000         1,787,486         2,247,126       3.3
  Commercial bank
Shinhan Financial Group Co., Ltd...............................      48,500           914,395         1,616,667       2.3
  Consumer and commercial-related financial services
Woori Finance Holdings Co., Ltd................................      50,000           431,248           768,678       1.1
                                                                                 --------------- ---------------- --------
  Diversified financal services
Total Banking and Financial Services...........................                     8,009,775         11,162,834     16.2
                                                                                 --------------- ---------------- --------

Consumer Electronics
LG Electronics Inc.............................................      42,900         2,447,482          2,781,925      4.1
Digital display equipment
LG Philips LCD Co., Ltd.+......................................      18,300           885,425            676,609      0.9
Digital display equipment
Samsung Electronics Co., Ltd...................................      18,958         4,306,844         10,023,770     14.6
Samsung Electronics Co., Ltd. PFD..............................       6,420         1,308,514          2,613,506      3.8
                                                                                 --------------- ---------------- --------
Consumer electronics, computers and telecommunications
Total Consumer Electronics.....................................                     8,948,265         16,095,810     23.4
                                                                                 --------------- ---------------- --------

Electrical Machinery
Samsung Corporation............................................      32,000           455,609            524,138      0.8
                                                                                 --------------- ---------------- --------
  Import/export

Food and Beverages
Binggrae Co., Ltd..............................................      18,530           497,458            768,534      1.1
  Diary products
Orion Corp.....................................................      13,600           889,700          2,637,931      3.9
                                                                                 --------------- ---------------- --------
  Snacks distributor
Total Food and Beverages.......................................                     1,387,158          3,406,465      5.0
                                                                                 --------------- ---------------- --------

                                             See notes to financial statements.


                                                  KOREA EQUITY FUND, INC.
                                           SCHEDULE OF INVESTMENTS*--(Continued)
                                                      OCTOBER 31, 2005

                                                                                                                     % of
                                                                                                       Market         Net
                                                                     Shares           Cost             Value        Assets
                                                                     ------           ----             -----        ------
Iron and Steel
POSCO...........................................................     18,750       $ 2,091,624        $ 3,798,491      5.5
                                                                                 --------------- ---------------- --------
  Hot and cold rolled steel products

Miscellaneous Manufacturing
Hanjin Heavy Industries & Construction Co., Ltd................     134,130         1,869,982          2,312,586      3.4
  Constructs roadways, bridges, ports, industrial plants,
    and buildings
Hynix Semiconductor............................................      76,000         1,794,127          1,386,782      2.0
Hynix Semiconductor-144A GDS...................................      57,461         1,064,511          1,051,536      1.5
  Semiconductors
KT&G Corp......................................................      21,500           540,456            879,358      1.3
KT&G Corp. - 144A GDR..........................................      80,000           933,845          1,656,000      2.4
                                                                                 --------------- ---------------- --------
  Cigarettes and other tobacco products

Total Miscellaneous Manufacturing...............................                    6,202,921          7,286,262     10.6
                                                                                 --------------- ---------------- --------
Oil and Gas
SK Corporation..................................................     21,820         1,245,876          1,118,171      1.6
  Refine, market, and distribute oil
S-Oil Corporation...............................................     23,000         1,116,343          1,720,594      2.5
                                                                                 --------------- ---------------- --------
  Petroleum and related products
Total Oil and Gas...............................................                    2,362,219          2,838,765      4.1
                                                                                 --------------- ---------------- --------


Retail
Hyundai Department Store Co., Ltd...............................      9,700           460,443            643,879      0.9
  Major department store
Shinsegae Co., Ltd..............................................      6,660         1,426,327          2,385,862      3.5
                                                                                 --------------- ---------------- --------
  Department store chain
Total Retail....................................................                    1,886,770          3,029,741      4.4
                                                                                 --------------- ---------------- --------
Services
Cheil Communications, Inc.......................................      2,500           424,203            457,376      0.7
  Advertising
Daelim Industrial Co., Ltd......................................     14,500           540,826            844,444      1.2
Civil engineering, architectural and plant construction
GS Engineering & Construction Corp..............................     60,000         1,757,501          2,571,839      3.7
  Contract civil engineering and architectural works
Hyundai Engineering & Construction Co., Ltd.+..................      64,000         1,781,550          1,989,272      2.9
  General construction company

                                             See notes to financial statements.


                                                  KOREA EQUITY FUND, INC.

                                           SCHEDULE OF INVESTMENTS*--(Continued)

                                                      OCTOBER 31, 2005

                                                                                                                     % of
                                                                                                         Market       Net
                                                                                      Cost               Value      Assets
                                                                                      ----               -----      ------
LG Corp........................................................      48,000       $ 1,324,353        $ 1,177,012      1.7
  Holding company
Samsung Fire & Marine Insurance Co., Ltd.......................      13,500           857,966          1,280,172      1.9
                                                                                ---------------- ---------------- --------
  Non-life insurance
Total Services.................................................                     6,686,399          8,320,115     12.1

Telecommunications
SK Telecom Co., Ltd............................................       7,860         1,425,754          1,411,638      2.1
                                                                                ---------------- ---------------- --------
  Mobile telecommunications and paging services

Utilities
Korea Electric Power Corp......................................      33,000           775,556          1,073,132      1.6
                                                                                ---------------- ---------------- --------
  Power supplier

TOTAL KOREAN EQUITY SECURITIES.................................                    44,015,525         68,102,329     99.1
                                                                                ---------------- ---------------- --------
TOTAL INVESTMENTS..............................................                   $44,015,525        $68,102,329     99.1
                                                                                ---------------- ---------------- --------
OTHER ASSETS LESS LIABILITIES, NET.............................                                          652,459      0.9
                                                                                                 ---------------- --------
NET ASSETS.....................................................                                      $68,754.768    100.0
                                                                                                 ================ ========

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.
+Non-income producing security.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration normally to qualified institutional buyers. At October 31, 2005, the aggregate market value of these securities amounted to $2,707,536 or 3.9% of net assets.
GDR: Global depository receipt.
PFD: Preferred stock.


   Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2005.

          Korean won                  KRW                 1,044.00 = USD $1.00









                      See notes to financial statements.

                                                   KOREA EQUITY FUND, INC.

                                     STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2005

ASSETS:
    Investments in securities, at market value (cost--$44,015,525)..................................             $68,102,329
    Cash and cash equivalents.......................................................................                 897,738
                                                                                                                 -----------
          Total Assets..............................................................................              69,000,067

LIABILITIES:
    Accrued management fee..........................................................................                  53,104
    Other accrued expenses..........................................................................                 192,175
                                                                                                                 -----------
          Total Liabilities.........................................................................                 245,279

NET ASSETS:
    Capital stock (par value of 8,409,000 shares of capital stock outstanding, authorized
      100,000,000, par value $0.10 each)............................................................                 840,900
    Paid-in capital.................................................................................              79,418,464
    Accumulated net realized loss on investments and foreign currency transactions..................             (35,591,380)
    Unrealized net appreciation on investments and foreign exchange.................................              24,086,804
                                                                                                                 -----------
          Net Assets................................................................................             $68,754,788
                                                                                                                 ===========
    Net asset value per share.......................................................................                   $8.18
                                                                                                                       =====





                                              See notes to financial statements.

                                                   KOREA EQUITY FUND, INC.

                                                   STATEMENT OF OPERATIONS

                                             FOR THE YEAR ENDED OCTOBER 31, 2005

INCOME:
Dividend income (less $245,495 withholding taxes).....................................    $1,230,962
Interest income.......................................................................        38,421
                                                                                          ----------
      Total Income....................................................................                           $ 1,269,383
                                                                                                                 ------------
EXPENSES:
Management fee........................................................................       677,291
Legal fees............................................................................       648,600
Annual meeting fees...................................................................       108,365
Auditing and tax reporting fees.......................................................        83,950
Custodian fees........................................................................        77,950
Directors' fees and expenses..........................................................        73,400
Shareholder reports...................................................................        54,670
Registration fees.....................................................................        30,550
Insurance expenses....................................................................        25,030
Transfer agency fees..................................................................        11,449
Miscellaneous fees....................................................................        10,995
                                                                                          ----------
      Total Expenses..................................................................                             1,802,250
      Waived Management Fee...........................................................      .                       (102,493)
                                                                                                                 ------------
      Net Expenses....................................................................                             1,699,757
                                                                                                                 ------------
INVESTMENT LOSS--NET..................................................................                              (430,374)
                                                                                                                 ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain (loss) on investments and foreign currency transactions:
Net realized gain on investments.....................................................                              8,968,397
Net realized loss on foreign exchange................................................                                (36,674)
                                                                                                                 ------------
Net realized gain on investments and foreign exchange................................                              8,931,723
                                                                                                                 ------------
Change in net unrealized appreciation on investments.................................                             10,957,017
Change in net unrealized appreciation on translation of foreign currency and
  other assets and liabilities denominated in foreign currency.......................              .                 548,286
                                                                                                                 ------------
Net realized and unrealized gain on investments and foreign exchange.................                             20,437,026
                                                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................                            $20,006,652
                                                                                                                 ============

                                              See notes to financial statements.

                                                   KOREA EQUITY FUND, INC.

                                             STATEMENT OF CHANGES IN NET ASSETS

                                                                                               For the Year Ended
                                                                                                 October 31,
                                                                                        2005                    2004
                                                                                        ----                    ----
FROM INVESTMENT ACTIVITIES:
    Net investment loss.........................................................   $  (430,374)              $ (426,206)
    Net realized gain on investments............................................     8,968,397                4,408,068
    Net realized gain (loss) on foreign exchange................................       (36,674)                  22,142
    Change in net unrealized appreciation (depreciation) on investments.........    10,957,017               (1,926,758)
    Change in net unrealized appreciation (depreciation) on translation of foreign currency and other assets and liabilities denominated in
      foreign currency..........................................................       548,286                1,466,743
                                                                                  ------------              -----------
    Increase in net assets derived from activities..............................    20,006,652                3,543,989


NET ASSETS:
    Beginning of year...........................................................    48,748,136               45,204,147
                                                                                  ------------              -----------
    End of year.................................................................   $68,754,788              $48,748,136
                                                                                  ============              ===========

                                             See notes to financial statements.

                            KOREA EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

   Korea Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company. The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993. The Fund's investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean equities. The following is a summary of significant accounting policies followed by the Fund. In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

   (a) Valuation of Securities--Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the U.S. over-the-counter market (as opposed to the OTC market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

   (b) Foreign Currency Transactions--Transactions denominated in South Korean won ("Won") are recorded in the Fund's records at the prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

   The net assets of the Fund are presented at the exchange rate and market values at the close of the year. The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2005. Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the United States dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses includes gains or losses arising from changes in the value of assets and liabilities including investments in securities at October 31, 2005, resulting from changes in the exchange rate.

   (c) Security Transactions, Investment Income, Distributions to
Shareholders--Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

   Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the

                            KOREA EQUITY FUND, INC.

extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

   (d) Capital Account Reclassification--For the year ended October 31, 2005, the Fund's additional paid-in-capital was decreased by $467,048 with decrease in accumulated net investment loss of $430,374 and increase in accumulated net realized gain on investments and foreign currency transactions of $36,674. The adjustment was primarily a result of the reclassification of net investment losses and foreign exchange losses and had no impact on net assets.

   (e) Income Taxes--A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

   Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

   (f) Subscription for New Shares--As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription. The Fund normally subscribes to new share offerings by South Korean companies.

   (g) Use of Estimates in Financial Statement Prepara-tion--The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

   (h) Concentration of Risk--A significant portion of the Fund's net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers. Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

   (i) Indemnifications--Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Fund's experience, the Fund expects the risk of loss to be remote.


2. Management Agreement and
Transactions With Affiliated Persons

   Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A." or the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM"), as investment adviser

                            KOREA EQUITY FUND, INC.

for the Fund, and effective July 24, 2001, the Shareholders approved NAM retaining its wholly-owned subsidiaries Nomura Asset Management Hong Kong Limited (NAM-Hong Kong") and Nomura Asset Management Singapore Limited ("NAM-Singapore") as investment sub-advisers for the Fund.

   As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of 1.10% of the Fund's average weekly net assets. Effective June 30, 2000 through August 31, 2005, the Manager voluntarily reduced its management fee from 1.10% to 0.95% of the Fund's average weekly net assets. For services performed, NAM receives a monthly fee from the Manager at the annual rate of 0.55% of the average weekly net assets of the Fund. Effective July 24, 2001 for services performed, NAM-Hong Kong and NAM-Singapore received a monthly fee from NAM at an annual rate of 0.05% of average weekly net assets of the Fund. On November 13, 2001, NAM delegated investment discretion over the Fund's assets to NAM-Singapore. NAM pays NAM-Singapore 0.25% of average weekly net assets of the Fund. Effective September 1, 2005, the Manager voluntarily reduced its management fee from 0.95% to 0.85% of the Fund's average weekly net assets. This reduction will remain in effect unless the Manager and the Board of Directors of the Fund mutually agree to reinstate the full management fee. For services performed, NAM receives a monthly fee from the Manager at an annual rate of 0.495% of the average weekly net assets of the Fund. Effective September 1, 2005, for services performed, NAM pays NAM-Singapore 0.225% of the average weekly net assets of the Fund. Effective September 1, 2005, for services performed, NAM pays NAM-Hong Kong 0.045% of the average weekly net assets of the Fund. Under the management agreement, the Fund paid or accrued fees, after the voluntary waiver, to the Manager of $574,798 for the year ended October 31, 2005. This resulted in the Manager absorbing $102,493 in Fund management fees for the year ended October 31, 2005. For the year ended October 31, 2005, the Manager informed the Fund that NAM received fees of $332,231 from the Manager. In addition, NAM-Hong Kong and NAM-Singapore received fees of $30,744 and $148,791, respectively from NAM. At October 31, 2005, the fee payable to the Manager by the Fund was $53,104.

   Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Mr. Barker, who has been designated by the Directors not affiliated with the Fund to serve as Lead Director, is paid an additional $5,000, effective June 2005. Such fees and expenses for the unaffiliated Directors aggregated $73,400 for the year ended October 31, 2005.


3. Purchases and Sales of Investments

   Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2005 were $24,254,144 and $24,452,514, respectively.


4. Federal Income Taxes

   As of October 31, 2005, net unrealized appreciation on investments, exclusive of short-term securities, for Federal income tax purposes was $24,086,804 of which $25,005,104 related to appreciated securities and $918,300 related to depreciated securities. The aggregate cost of investments, exclusive of short-term securities, at October 31, 2005 for Federal income tax purposes was $44,015,525. During the year ended October 31, 2005, the Fund utilized capital loss carry-forwards of $8,968,397. The Fund has a capital loss carryforward as of October 31, 2005 of approximately $35,591,380 of which $15,177,922 expires on October 31, 2006, $6,271,812 expires on October 31, 2007, $7,181,610 expires on October 31, 2008, and $6,960,036 expires on
October 31, 2009.

                            KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

                                                                             For the Year Ended
                                                                                 October 31,
                                                         ------------------------------------------------------------------
                                                             2005        2004          2003          2002            2001
                                                             ----        ----          ----          ----            ----
Net asset value, beginning of year.................         $5.80       $5.38         $4.28         $3.23           $3.52
  Net investment loss*.............................         (0.05)      (0.05)        (0.02)        (0.05)          (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency...............          2.43        0.47          1.12          1.10           (0.26)
                                                            -----       -----         -----         -----           ------
  Total from investment operations.................          2.38        0.42          1.10          1.05           (0.29)
                                                            -----       -----         -----         -----           ------

Net asset value, end of year.......................         $8.18       $5.80         $5.38         $4.28           $3.23
                                                            =====       =====         =====         =====           ======

Market value, end of year..........................         $7.85       $5.34         $4.65         $3.73           $2.62
Total investment return+...........................          47.0%       14.8%         24.7%         42.4%           (0.2%)
Ratio to average net assets/supplemental data:
  Net assets, end of year (000)....................       $68,755     $48,748       $45,204       $36,022         $27,171
  Operating expenses before waiver of a portion
    of the management fee..........................          2.93%       2.86%         2.46%         2.50%           3.36%
  Operating expenses after waiver of a portion
    of the management fee..........................          2.76%       2.71%         2.31%         2.35%           3.12%
  Net investment loss..............................         (0.70%)     (0.89%)       (0.49%)       (1.10%)         (1.02%)
  Portfolio turnover...............................            41%         50%           58%           99%             37%

--------------------------
+ Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
*  Based on average shares outstanding.
















                      See notes to financial statements.

                            KOREA EQUITY FUND, INC.

               SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

      The 2005 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Securities International, Inc. at Two World Financial Center, Building B, New York, New York on August 10, 2005. The purpose of the meeting was (1) to elect two Class II Directors each to serve for a term to expire in 2008, (2) to transact such other business as may properly come before the Meeting or any adjournment thereof.

      At the meeting, Chor Weng Tan and Hiroshi Terasaki received a majority of the votes cast for the election of directors but did not receive votes representing a majority of the outstanding shares of the Fund. Accordingly, they were not elected to new three-year terms but will continue to serve as directors of the Fund until their successors are elected and qualify. In addition, the shareholder proposal to terminate the management agreement between the Fund and NAM-U.S.A was not approved.

      The results of the voting at the Annual Meeting were as follows:

1. To elect the Fund's Class II Directors:

                                                         % of                              % of
                                        Shares Voted  Outstanding       Shares Voted    Outstanding
                                            For         Shares      Withhold Authority     Shares
                                        ------------  -----------   ------------------  -----------
   Chor Weng Tan.....................    3,926,931       46.7           3,568,549           42.4
   Hiroshi Terasaki..................    3,916,571       46.6           3,578,909           42.6

2. To consider the shareholder proposal to terminate the management agreement between the Fund and NAM-U.S.A.:

                             % of                               % of                          % of
         Shares Voted     Outstanding     Shares Voted      Outstanding       Shares       Outstanding
              For            Shares          Against          Shares        Abstaining        Shares
         -------------    ------------    -------------     -----------  ---------------   ------------
           3,577,520          42.5          1,335,227          15.9           616,146          7.3

INTERESTED DIRECTOR

      Biographical and other information relating to a Director who is an "interested person," as defined in the Investment Company Act, of the Fund is set out below.

                                                                                                              Other
                                            Term of                                      Number of           Public
                           Position(s)    Office and                                    Funds in the       Directorships
                            Held with      Length of    Principal Occupation(s)         Fund Complex       Held by the
Name, Address and Age       the Fund      Time Served   During Past Five Years           Overseen**         Director
------------------------   -----------    -----------   -----------------------         -------------      -------------
Hiroshi Terasaki (50)*     Class II       President     Managing Director and Chief     2 registered       None
c/o Nomura Asset           Director       and           Executive Officer, Nomura       investment
Management U.S.A. Inc.                    Director      Asset Management U.K.           companies
Two World Financial                       since June    Limited from 2003 to 2005;      consisting of
Center, Building B                        2005          General Manager, Fixed          2 portfolios
New York,                                               Income Investment Department
New York 10281                                          of NAM from 2000 to 2003.

-------------
* Mr. Terasaki is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with NAM and its affiliates. Mr. Terasaki is a director of Japan Smaller Capitalization Fund, Inc. for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

** In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.


                                                KOREA EQUITY FUND, INC.

INDEPENDENT DIRECTORS

                                                                                               Number of
                                           Term of                                            Funds in Fund         Other
                            Position(s)    Office and                                            Complex*        Directorships
                            Held with      Length of          Principal Occupation(s)          Overseen by         Held by
Name, Address and Age       the Fund       Time Served        During Past Five Years             Director          Director
---------------------       --------       -----------        ----------------------          -------------      -------------

William G. Barker, Jr.      Class I        Director           Retired.                        2 registered           None
(72)                        Director       since 1993                                         investment
111 Parsonage Road                                                                            companies
Greenwich,                                                                                    consisting of
Connecticut 06830                                                                             2 portfolios

William K. Grollman (63)    Class III      Director           President and co-founder since  2 registered         SmartPros
SmartPros Ltd.              Director       since              1981 and director of SmartPros  investment              Ltd.
12 Skyline Drive                           January            Ltd. (continuing education for  companies
Hawthorne,                                 2004               the professions) which is       consisting of
New York 10532                                                listed on American Stock        2 portfolios
                                                              Exchange; former Partner and
                                                              National Director of BDO
                                                              Seidman accounting firm.

Chor Weng Tan (69)          Class II       Director           Retired since 2004; Managing    2 registered           None
76 Echo Bay Drive           Director       since 1990         Director for Education, the     investment
New Rochelle,                                                 American Society of Mechanical  companies
New York  0805                                                Engineers from 1991 to 2004.    consisting of
                                                                                              2 portfolios

Arthur R. Taylor (70)       Class III      Director           Retired since 2002; President   2 registered           None
3731 Devonshire Street      Director       since 1990         of Muhlenberg College from      investment
Allentown,                                                    1992 to 2002.                   companies
Pennsylvania 18103                                                                            consisting of
                                                                                              2 portfolios

John F. Wallace (77)        Class I        Director           Retired since 2000; Vice        2 registered           None
17 Rhoda Street             Director       since 1990         President of the Fund from      investment
West Hempstead,                                               1997 to 2000 and Secretary      companies
New York 11552                                                and Treasurer of the Fund       consisting of
                                                              from 1990 to 1997; Senior       2 portfolios
                                                              Vice President of NAM
                                                              U.S.A. from 1981 to 2000,
                                                              Secretary from 1976 to 2000,
                                                              Treasurer from 1984 to 2000
                                                              and Director from 1986 to
                                                              2000.


*In addition to the Fund, the "Fund Complex" includes Japan Smaller Capitalization Fund, Inc.


     Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and a standing Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the 1940 Act and are "independent" as defined in the New York Stock Exchange

                            KOREA EQUITY FUND, INC.


listing standards. Currently, Messrs. Barker, Grollman, Tan, Taylor and Wallace are members of these Committees. The principal responsibilities of the Audit Committee and the Nominating Committee are described below. The Fund has no standing Compensation Committee. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

     During the fiscal year ended October 31, 2005, the Board of Directors held fourteen meetings, the Audit Committee held three meetings and the Nominating Committee held one meeting. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

     Officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. Certain biographical and other information relating to the officers of the Fund is set out below:



Name, Address* and       Position(s) Held    Term of Office** and                Principal Occupation(s)
  Age of Officers          with the Fund     Length of Time Served               During Past Five Years
------------------       ----------------    --------------------                -----------------------

Hiroshi Terasaki (50)     President and      President since 2005       Managing Director and Chief Executive Officer,
                          Class II                                      Nomura Asset Management U.K. Limited from
                          Director                                      2003 to 2005; General Manager, Fixed Income
                                                                        Investment Department of the NAM from 2000 to 2003.

Kenneth L. Munt (59)      Vice President     Vice President since       Senior Vice President and Secretary of NAM
                                             2001                       U.S.A. since 1999.

Keiko Tani (42)           Vice President     Vice President since       Senior Vice President and General Counsel of
                                             2005                       NAM-U.S.A. since 2005; Leader, Legal Team,
                                                                        Product Documentation & Legal Department of NAM
                                                                        from 2003 to 2005, General Manager of Legal
                                                                        Department from 1999 to 2003.

Rita Chopra-Brath-        Treasurer          Treasurer since 2002       Vice President of NAM-U.S.A. since 2001; Assis
waite (36)                                                              tant Vice President of NAM-U.S.A. from 1999 to
                                                                        2000.

Neil Daniele (45)         Secretary          Secretary since 2002       Senior Vice President of NAM-U.S.A. since 2002;
                                                                        Vice President and Compliance Officer of Munich
                                                                        Re Capital Management Corp. (asset management
                                                                        firm) from 2001 to 2002; Vice President of AIG
                                                                        Global Investment Group, Inc. (asset management
                                                                        firm) from 2000 to 2001; Compliance Officer of
                                                                        AIG Global Investment Corp. from 1996 to 2000.

-------------------
* The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
** Elected by and serves at the pleasure of the Board of Directors.

                            KOREA EQUITY FUND, INC.

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value. Although the shares of the Fund have traded at such a premium, they also have traded at a discount from their net asset value per share ("NAV").

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status. As a "country fund," the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometime extreme volatility of the financial markets in South Korea supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan (the "plan") is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder. If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Equiserve Trust Company, N.A. (the "Plan Agent"), P.O. Box 43011, Providence, RI 02940-3011. Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund. Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium. If the market price of a share on the payable date of a dividend or distribution is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

     Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares

                            KOREA EQUITY FUND, INC.

previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments,the Fund will issue the necessary additional shares from authorized but unissued shares. There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. For the fiscal year ended October 31, 2005, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

     Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in such Plan. Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Shareholders who are participating in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder's own name and must be in writing and should include the shareholder's name and address as they appear on the account registration. If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan. Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares. In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder's shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions. A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

     The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

     The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Equiserve Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 20201.


------------------------------------------------------------------------------
                        SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

------------------------------------------------------------------------------

                            KOREA EQUITY FUND, INC.

                    Board Review of the Current Management,
          Investment Advisory and Investment Sub-Advisory Agreements


      The Board of Directors of the Fund (the "Board") consists of six directors, five of whom are independent, or non-interested, directors (the "Independent Directors"). The Board considers matters relating to the Fund's management and investment advisory agreements throughout the year. On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period. The specific agreements (the "Agreements") consist of the Fund's management agreement with NAM-U.S.A. (the "Manager"), the investment advisory agreement between the Manager and its parent, NAM, and sub-ad-visory agreements between NAM and two affiliated advisers, NAM-Hong Kong and NAM-Singapore.

      The Board, including the Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 10, 2005. In connection with their deliberations at that meeting, at a meeting of the Board held on June 13, 2005 and at separate meetings of the Independent Directors held on July 26, 2005 and August 10, 2005 the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund's benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager and the advisory fees paid by the Manager or its parent to affiliated advisers and (iii) the profitability of the Agreements to the Fund's Manager and its affiliates. The Independent Directors sought and received additional information from the Chief Investment Officer of NAM. The Independent Directors were advised by independent counsel in considering these materials and the continuance of the Agreements.

      In approving the continuance of the Agreements at the meeting held on August 10, 2005, the Board, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors in connection with their approval of the Agreements include the following:

      The nature, extent and quality of the services provided to the Fund under the Agreements. The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and its affiliates and the personnel and other resources dedicated by the Manager and its affiliates to the Fund. These services included both investment advisory services and other related services such as the compliance oversight provided by the Manager. Based on its review of all of these services, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

      Investment performance. The Board considered performance information provided by the Manager regarding the Fund's investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended. Included in this information was data showing that the net asset value per share of the Fund increased 32.9% during the year ended June 30, 2005. The Manager provided the Directors with comparative performance information that they requested. The Board also reviewed information comparing the Fund's performance with the performance of the KOSPI (the Korea Composite Stock Price Index), the index considered by the Manager and the Board to most closely approximate the Fund's investments. After considering all factors deemed appropriate, the Board, including the Independent Directors, concluded that the Fund's performance supported the continuance of the Agreements.

      The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Funds. The Board considered both the fee stated in the Fund's management agreement and the fact that the Manager had continued its voluntary reduction of the annual management fee. In particular, the Board noted that, based on their discussion with NAM and affiliates of NAM, the

                            KOREA EQUITY FUND, INC.

                    Board Review of the Current Management,
    Investment Advisory and Investment Sub-Advisory Agreements-(Continued)


annual management fee was currently reduced from 1.10% to .95% of the Fund's average weekly net assets and that the Manager had agreed to an increased voluntary fee reduction so that, effective September 1, 2005, the annual management fee payable to the Manager would be .85% of the Fund's average weekly net assets and the fee payable by NAM to its affilates would be correspondingly reduced. The Manager and its affiliates also act as advisers to one additional investment company registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these two companies. The Board of Directors of the Fund, in considering the appropriate fee for the Fund, recognized that the nature of the services provided by the Manager and its affiliates to other investment vehicles and separate accounts differed from the range of services provided to the two registered investment companies.

      The Manager provided the Board with information prepared by the Manager and its affiliates indicating the profitability of the Agreements to these respective advisers. The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager and NAM with respect to the methodologies used to allocate expenses relating to the Fund.

      After reviewing the information described above, the Independent Directors concluded that the management fee charged to the Fund was reasonable and that the costs of these services and the profitability of the Agreements to the Manager and its affiliates supported the continuance of the Agreements.

      Economies of scale. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any economies of scale are shared with the Fund and its shareholders. The Fund had net assets of approximately $68.2 million at August 10, 2005 (the date the Agreements were most recently continued) and the Board did not identify any economies of scale realized by the Manager or its parent company or its affiliated sub-advisers. The Board also noted, as indicated above, that the Manager had voluntarily agreed to reduce the management fee until such time as the Board and the Manager mutually agree to reinstate the full management fee. The Board and the Manager reviewed the overall operating expenses of the Fund and agreed that management and the Board would continue their focus on ways to reduce the expenses incurred by the Fund.

      Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2006.

                                                   ===========================

BOARD OF DIRECTORS                                 ===========================
William G. Barker, Jr.
William K. Grollman
Chor Weng Tan
Arthur R. Taylor
Hiroshi Terasaki
John F. Wallace

OFFICERS
Hiroshi Terasaki, President
Keiko Tani, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER                                              KOREA
Nomura Asset Management Co., Ltd.
1-12-1 Chome Nihombashi, Chuo-ku,                               Equity
Tokyo 103-8260, Japan
                                                              Fund, Inc.
INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
6 Battery Road 34-02
Singapore 049909

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011                                     ANNUAL REPORT

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue                                            OCTOBER 31, 2005
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281


-----------------------------------------------    ===========================
This Report, including the Financial Statements,
is transmitted to the Shareholders of Korea
Equity Fund, Inc. for their information. This      ===========================
is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.


ITEM 2.  CODE OF ETHICS
------------------------------------------------------------------------------

(a) As of October 31, 2005, the Registrant had adopted a code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c) There were no amendments during the fiscal year ended October 31, 2005 to a provision of the code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.
(d)  Not applicable.
(e)  Not applicable.

(f)  A copy of the Registrant's code of ethics is attached as an exhibit.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
------------------------------------------------------------------------------
The Registrant's Board of Directors has determined that William K. Grollman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
------------------------------------------------------------------------------

PricewaterhouseCoopers LLP ("PwC") resigned as the Accountant to the Registrant in November 2004 because PwC had been appointed to provide non-audit services to certain affiliates of NAM-USA that could be viewed as inconsistent with auditor independence with respect to the Registrant. The Registrant's Board of Directors appointed Ernst & Young LLP ("E&Y") as the Accountant to the Registrant for the Registrant's fiscal year ended 10/31/04.

(a) Audit Fees for the Registrant were $55,000* and $54,000* for the fiscal years ended 10/31/05 and 10/31/04, respectively.

(b) Audit-Related Fees for the Registrant were $9,000* and $9,000** for the fiscal years ended 10/31/05 and 10/31/04, respectively. These amounts represent procedures performed in connection with the review of the Registrant's semi-annual reports.

In addition, there were no Audit-Related Fees billed in the fiscal years ended 10/31/05 and 10/31/04 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/05 and 10/31/04, respectively.

(c) Tax Fees for the Registrant were $9,000* and $7,500** for the fiscal years ended 10/31/05 and 10/31/04, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by PWC or E&Y to the Registrant.

There were no fees billed for tax services by PWC or E&Y to service affiliates for the fiscal years ended 10/31/05 and 10/31/04, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $9,500* and $8,000** for the fiscal years ended 10/31/05 and 10/31/04, respectively. These amounts represent procedures performed in connection with the review of the Registrant's filings with the Osaka Securities Exchange.

There were no fees billed for all other non-audit services rendered by PWC or E&Y to service affiliates for the fiscal years ended 10/31/05 and 10/31/04, respectively, that required pre-approval by the Audit Committee.

* Fees paid to E&Y
** Fees paid to PwC

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant's independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant's independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the "1934 Act"); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant's independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant's investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) N/A

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $2.8 million and $1.4million for the fiscal years ended 3/31/05 and 3/31/04, respectively. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by the PwC to service affiliates. Non-audit fees billed by PWC for services rendered to the Registrant and NAM-USA and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $259,700 for the fiscal year ended 3/31/04. This amount represents aggregate fees paid for tax-related services and non-audit related services rendered by PWC to service affiliates.

(h) Yes. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS
------------------------------------------------------------------------------
(a) The Registrant's Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. Currently, Messrs. William G. Barker, William K. Grollman, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace are members of the Audit Committee.

(b)  Not applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------------

The Registrant's investments in securities of unaffiliated issuers as of 10/31/05 are included in the report to shareholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------------
The Registrant has delegated proxy voting responsibilities to its investment adviser, subject to the Board of Directors' general oversight. The investment adviser has adopted its own Policy and Process on Corporate Governance and Proxy Voting for this purpose. The Policy and Process is set forth below.

          Policy and Process on Corporate Governance and Proxy Voting

                            NOMURA ASSET MANAGEMENT

                       NOMURA ASSET MANAGEMENT CO., LTD.
                      NOMURA ASSET MANAGEMENT U.S.A. INC.
                     NOMURA ASSET MANAGEMENT U.K. LIMITED
                   NOMURA ASSET MANAGEMENT SINGAPORE LIMITED
                   NOMURA ASSET MANAGEMENT HONG KONG LIMITED

                                  August 2004


I. Basic Policy for Proxy Voting

This Proxy Voting Policy has been adopted by Nomura Asset Management Co., Ltd. ("NAM") and its investment advisory subsidiaries (listed on Schedule 1). These companies are hereinafter collectively referred to as "Nomura Asset Management". The overall objective of Nomura Asset Management is to increase the value of its clients' investments. We recognize that the power to influence management through voting rights is an effective way to achieve such an objective. Nomura Asset Management believes the right to vote proxies is an important financial asset that must be managed with the same care and diligence as any other client asset. We exercise proxy voting decisions solely in the best interests of our clients and will acquire a company's equity securities only because we believe them to be good investment. We will not acquire equity securities simply to obtain control of an issuer.


II.    Organizational Structure for Proxy Voting Process

The Proxy Voting Committee is primarily responsible for making final determinations on proxy voting for Nomura Asset Management. The day-to-day operational activities relating to proxy voting are performed at each of the departments within Nomura Asset Management.

Notwithstanding the foregoing, proxy voting shall be instructed through NAM's overseas affiliates, which owe a primary responsibility for proxy voting under the investment advisory agreements entered into with their clients.

1. Proxy Voting Committee

The Proxy Voting Committee develops the firm's positions on specific voting issues, creates proxy voting guidelines (the "Proxy Voting Guidelines"), and has oversight responsibility over the proxy voting process. From time to time, it shall have direct decision-making input on a company's specific proxy voting matters, as more fully described in Section V of this Policy. NAM's Board of Directors appoints the Chairman of the Proxy Voting Committee, who, in turn, appoints the other members of the Committee. The Proxy Voting Committee may be held whenever necessary.

2.  Fund Operation Department

Regarding accounts for which NAM serves as manager, its Fund Operation Department has the primary responsibility for handling proxy voting instructions. The Department also provides necessary support to NAM's overseas affiliates with respect to their accounts.

For a Japanese issuer, the Fund Operation Department classifies the proxy materials received from the custodian depending upon whether (i) it is a company on the Watch List (as defined in Section ?below), (ii) its proxy agenda includes any extraordinary items (defined as an item not considered a "routine agenda" item. See Note 1, Section?) and (iii) its audit opinion attached to the company's financial statement is qualified. If a company meets one or more of the foregoing conditions, the company's proxy materials shall be forwarded to NAM's Corporate Research Department for its review. If none of these conditions apply to a company, the Fund Operation Department shall instruct the custodian to vote for the agenda. For agendas that have been forwarded to the Corporate Research Department, the Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department, or when necessary, by the Proxy Voting Committee.

For a non-Japanese issuer, our Fund Operation Department, after receiving the proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, the Corporate Research Department may rely upon the information from such sources. The Fund Operation Department shall instruct the custodian to vote in accordance with the determinations made by the Corporate Research Department based on the recommendations made by overseas affiliates, or when necessary, determinations made by the Proxy Voting Committee.

Records of proxy voting instructions shall be maintained.

3.  Operations Departments at Overseas Affiliates

The operations department of each overseas affiliate ("Overseas Operations Department") generally handles proxy voting instructions in accordance with the investment advisory agreements entered into with its client. The Overseas Operations Department shall also provide necessary support to NAM or other overseas affiliates with respect to the accounts of NAM or other overseas affiliates.

The Overseas Operations Department, after receiving the proxy materials from the custodian, shall forward as necessary such materials to NAM or other relevant overseas affiliates. If proxy materials are available through other information sources, NAM or other relevant overseas affiliates may rely upon the information from such sources. After having the agenda reviewed by NAM or other relevant overseas affiliates, the Overseas Operations Department shall instruct the custodian to vote. Records of proxy voting instructions shall be maintained.

4.  Corporate Research Department

NAM's Corporate Research Department, through the support it provides to the Proxy Voting Committee, plays an important role in the review of proxy materials.

For Japanese issuers, the Corporate Research Department is responsible for preparing, reviewing and maintaining the Watch List. The Corporate Research Department reviews proxy materials received from the Fund Operation Department and informs of their determinations on proxy voting. When the Corporate Research Department believes further review is necessary, it requests the Proxy Voting Committee to deliberate on the specific agenda item in question. The Corporate Research Department shall keep the minutes of the Proxy Voting Committee meeting, and will inform the Fund Administration Department of the Proxy Voting Committee's determinations in a timely manner.

The Corporate Research Department also reviews the proxy materials received from NAM's overseas affiliates.

For non-Japanese issuers whose equity securities are held in Japanese investment trust portfolios and NAM's institutional accounts, the Corporate Research Department, after receiving the proxy materials from the Fund Operation Department, shall forward such materials to the relevant overseas affiliates. Recommendations of the overseas affiliates are then delivered to the Corporate Research Department. The General Manager of the Corporate Research Department is responsible for the final determinations on proxy voting, or when necessary, may refer specific agenda items to the Proxy Voting Committee.

The Corporate Research Department also provides its determinations on proxy voting to overseas affiliates that manage Japanese equity accounts.

5. Investment Department at Overseas Affiliate

The investment department of each overseas affiliate ("Overseas Investment Department") handles proxy voting for non-Japanese issuers whose equity securities are held in NAM's Japanese investment trust portfolios and institutional accounts. The Overseas Investment Department is responsible for providing recommendations for proxy voting for the issuers in its region, i.e., Nomura Asset Management U.S.A. Inc. is responsible for North and South American equity proxy voting recommendations, Nomura Asset Management U.K. Limited is responsible for European equity proxy voting recommendations, and Nomura Asset Management Singapore Limited is responsible for Asian equity proxy voting recommendations. When necessary, other Overseas Investment Departments may provide to the relevant Overseas Investment Department their recommendations about a certain issuer even if the issuer is not in its region. In addition, the Overseas Investment Department may utilize third party proxy voting service providers (e.g., Institutional Shareholder Services
(ISS)) to formulate their recommendations. These recommendations are delivered to NAM's Corporate Research Department.

The Overseas Investment Departments also provide proxy voting recommendations to other overseas affiliates managing non-Japanese equity accounts. For such accounts, the Overseas Operations Department sends voting information to the relevant overseas affiliate and instructs the custodian as recommended. The relevant overseas affiliate shall determine the proxy voting through the process described above.


III.   Proxy Voting Process for Japanese Equities

Nomura Asset Management carries out the following proxy voting process for Japanese equities:

1.  Corporate Research Department prepares, reviews and maintains the Watch
    List.
2. Fund Operation Department classifies the proxy materials received from the custodian into companies: 1) which are on the Watch List, 2) their proxy agenda includes any extraordinary items (defined as an item not considered to be a "routine agenda" item. See Note 1.), and 3) their audit opinion attached to their financial statement is qualified.
3. If none of the conditions stated above applies to a company, the Fund Operation Department then instructs the custodian to vote for the agenda.
4. When the Fund Operation Department finds that (i) the company is on the Watch List, (ii) the proxy agenda includes any extraordinary item, or
    (iii) its audit opinion attached to the company's financial statement is qualified, the proxy material is then forwarded to Corporate Research Department for its review.
5. The Corporate Research Department reviews the agenda and if it finds any problems within the agenda, details are sent to the Proxy Voting Committee for deliberation. When the Corporate Research Department determines that no problems exist, it informs the Fund Operation Department of its determinations on proxy voting.
6. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. When the Proxy Voting Committee finds specific agenda items that would not be in the clients' best interests, the Proxy Voting Committee shall determine whether to vote against or to abstain from voting on the specific agenda items. The Proxy Voting Committee's determinations shall be notified to the Fund Operation Department .
7. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors. 8. For Japanese issuers whose equity securities are held in overseas affiliates' accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the determinations on proxy voting made by NAM's Corporate Research Department.

Note 1. "Routine agenda" items are as follows:

     1.  Appropriation of profit
     2.  Election of directors (uncontested elections only)
     3.  Election of statutory auditors
     4.  Payment of lump sum bonus to retiring directors
     5.  Payment of lump sum bonus to retiring statutory auditors

Notwithstanding the foregoing, any shareholder proposal is not to be considered a routine proposal.


IV.    Proxy Voting Process for Non-Japanese Equities

Nomura Asset Management carries out the following proxy voting process for non-Japanese equities:

1. For institutional client accounts, for which cash flows are infrequent, Nomura Asset Management shall instruct, in principal, proxy voting with respect to each issuer of equity securities held in its institutional accounts; provided the Company is authorized to do so by the client.
2. For Japanese investment trusts or other open-ended investment vehicles, for which cash-flows are frequent, Nomura Asset Management shall instruct proxy voting on each proxy voting matter; provided, however, that a proxy vote shall not be instructed if the exercise of a proxy imposes any restriction on disposal of the securities. Nomura Asset Management, in instructing proxy voting, considers costs and benefits associated therewith.
3. NAM's Corporate Research Department, in accordance with the Proxy Voting Guidelines, prepares, reviews and maintains the Watch List or list of companies that potentially have problems in terms of the clients' best interests.
4. NAM's Fund Operation Department, after receiving proxy materials from the custodian, shall forward such materials to the Corporate Research Department. If proxy materials are available through other information sources, they may rely upon information from such sources.
5. If the custodian has not sent proxy materials, the Corporate Research Department may seek information through other informational sources such as third party information venders.
6. The Corporate Research Department shall forward the proxy materials to the relevant overseas affiliates. The proxy materials that are available through other information sources may be used in lieu of their hardcopies.

7. Each overseas affiliate sends its proxy voting recommendations to the Corporate Research Department. The overseas affiliates may utilize third party proxy voting service providers to formulate their recommendations.
8. Corporate Research Department, after reviewing the proxy voting recommendations from the overseas affiliates, shall inform the Fund Operation Department of its determinations. The Fund Operation Department shall instruct the custodian to vote in accordance therewith. When necessary, the Corporate Research Department may refer specific agenda items to the Proxy Voting Committee for its review. The Proxy Voting Committee closely reviews the agenda in accordance with the Proxy Voting Guidelines. If the Proxy Voting Committee believes the agenda referred to is not in our clients' best interests, it shall determine either to vote against or to abstain from voting on such agenda items. The determinations of the Proxy Voting Committee shall be reported to Fund Operation Department. Agendas reviewed by the Proxy Voting Committee shall be reported to NAM's Management Committee or Board of Directors.
9. For non-Japanese issuers whose equity securities are held in overseas affiliate's accounts, the Overseas Operations Department receives the proxy materials from the custodian, and instructs the custodian in accordance with the proxy voting recommendations made by the Overseas Investment Department of other relevant overseas affiliates. The Overseas Investment Department shall provide its recommendations through the process described above.


V.  Proxy Voting Guidelines

Nomura Asset Management closely examines company voting agendas under the cases listed below. If it believes that specific agenda items are not in our clients' best interests, Nomura Asset Management shall decide either to vote against or to abstain from voting on such agenda items.

1) If it is publicly announced that the issuer violated the law or otherwise engaged in conduct that severely harmed social interests, then Nomura Asset Management would vote for shareholder social or political proposals; but only if they enhanced investment value.
2) If the issuer's audit opinion is qualified (for Japanese equity securities).
3) If the issuer's disclosure is inadequate and is deemed particularly harmful to investor interests.
4) If the issuer continuously reports poor business results and its management's efforts for improvement are found to be inadequate. 5) If the issuer plans a substantial change in its financial or business strategy and such plans might potentially cause harm to the interests of shareholders or the issuer's long-term business development. Notwithstanding the foregoing, Nomura Asset Management may vote for such a plan if justified based on considerations of reasonable business judgment.
6) If the issuer's board of directors or statutory auditors do not provide an adequate level of internal control and are likely to harm shareholder interest.
7) If extraordinary agenda items, such as amendments to articles of incorporation are proposed which are likely to harm shareholder value.
8) For a shareholder proposal, the Proxy Voting Committee makes the final determination based upon whether the proposal would contribute to higher shareholder value.

VI.  Conflicts of Interest

Due to the nature of Nomura Asset Management's business and its large size, it is possible that material conflicts of interest will arise in voting of proxies of public companies (for example, Nomura Asset Management may have a business relationship with an issuer whose securities are held in client portfolios).

When such a material conflict arises, Nomura Asset Management shall vote in accordance with recommendations made by a third party proxy voting service vendors (e.g., ISS). A material conflict of interest will occur if Nomura Asset Management is required to vote on behalf of its client for a certain issuer with a close business relationship generating revenue of more than 1 percent of the total revenue of Nomura Asset Management and such proxy voting is for the purpose of providing an unjust enrichment to the director, officer, or other affiliate of this issuer. If the revenue from a business relationship with this issuer is more than 0.5 percent of the total revenue of Nomura Asset Management, Nomura Asset Management shall closely examine the agenda to see whether there is any potential conflict of interest.


VII.  Positions on Special Matters

Corporate Governance

o     Election of Directors
    Nomura Asset Management votes for candidates that best serve our clients' best interests. Nomura Asset Management votes, in principal, for proposals calling for a board consisting of directors who are independent of the company, subject to the skills and experience of the candidates. We vote against proposals that stagger the board, if it does material harm to shareholder's interest.

o     Mergers, Acquisitions and Other Corporate Restructurings
    Nomura Asset Management views all proposals on a case-by-case basis by examining the financial impact on our clients.

o     Anti-takeover Measures
    Nomura Asset Management will vote, in principal, against proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures may depress the company's market value.

    Shareholder Rights Protection Plans (Poison Pills): Shareholder rights protection plans, commonly known as poison pills, often involve issuing stock purchase rights or warrants to shareholders. These rights or warrants are usually not exercisable unless a hostile takeover offer is tendered or a potential acquirer of the company purchases a specific percentage of the shares. Typically, the plan will allow the rights holders to purchase shares from, or sell shares to, the company at very favorable prices. This increases the costs to the potential acquirer, thus making the takeover less attractive.

    Nomura Asset Management recognizes that there are arguments in favor and against shareholder rights protection plans (i.e., "Poison Pills"). We vote, in principal, against proposals that ask shareholders to approve such plans. Nomura Asset Management will assess shareholder rights protection plans on a case-by-case basis, generally supporting plans designed to protect shareholder value rather than to insulating the board and management.

    Supermajority Provisions: Supermajority voting requires the vote of more than a simple majority (typically 66.7% to 80% of the vote) to approve a decision or transaction. Supermajority voting can limit the ability of shareholders to effect change by essentially giving veto power to a large minority shareholder or group of minority shareholders. As a result, Nomura Asset Management will vote against proposals to impose supermajority requirements, while voting in favor of proposals that remove supermajority voting requirements.

Capital Structure Changes

o     Increases in Authorized Common Stocks
    Companies may request increases in authorized stocks for a variety of legitimate business purposes. For example, the additional shares may be used to raise new investment capital for acquisitions, stock splits, recapitalization or debt restructurings. Nomura Asset Management votes for these proposals in the absence of unusual circumstances. Otherwise, proposals will be voted on a case-by-case basis.

o     "Blank Check" Preferred Stocks
    Nomura Asset Management will carefully scrutinize proposals to authorize preferred stocks whose voting, conversion, dividend and distribution, and other rights are determined by the company's board of directors when the stocks are issued ("Blank Check Preferred Stock). We recognize that Blank Check Preferred Stocks can be used for legitimate financing purposes, but also could be used to thwart hostile but desirable takeovers without shareholder approval. To protect our clients, but still give financial flexibility to management, Nomura Asset Management will vote for the authorization of, or an increase in, Blank Check Preferred Stock in cases where the company expressly states that the stock will not be used as an anti-takeover defense or carry superior voting rights. All other Blank Check Preferred Stock proposals will be handled on a case-by-case basis.


Management Compensation

Nomura Asset Management votes for reasonable compensation of executives, particularly equity-based compensation plans that are linked to the interests of the company's long-term shareholders. We vote against plans that are inconsistent or inequitable with the company's overall financial condition or that would substantially dilute the interests of our clients.

Corporate and Social Responsibility

NOMURA ASSET MANAGEMENT BELIEVES IT IS MANAGEMENT'S RESPONSIBILITY TO HANDLE ORDINARY BUSINESS MATTERS. RATHER THAN ARBITRARILY IMPOSE A JUDGMENT ON SUCH MATTERS, WE WILL TYPICALLY ABSTAIN FROM VOTING ON PROPOSALS CONCERNING CORPORATE AND SOCIAL POLICY ISSUES. HOWEVER, NOMURA ASSET MANAGEMENT MAY DECIDE TO VOTE ON SUCH ISSUES ON A CASE-BY-CASE BASIS RECOGNIZING THAT CORPORATE AND SOCIAL RESPONSIBILITY ISSUES SOMETIMES DO IMPACT THE RISK-ADJUSTED FINANCIAL RETURN OF OUR INVESTMENTS.

VIII.  The Watch List

Instructing the exercise of proxy voting appropriately and effectively is often made difficult by the large number of proxies and information to be processed. In order to facilitate the proxy voting process, Nomura Asset Management shall screen its investments based on certain predetermined criteria to create a list of companies that requires increased review (the "Watch List"). Separate Watch Lists are created for Japanese and non-Japanese issuers.

1. Watch List Criteria for Japanese Companies: A Japanese company shall be placed on the Watch List if:

    a. it is publicly announced that the company violated the law and/or if it was determined that the company's conduct severely harms social interests;
    b. the company's disclosure is determined to be inadequate, or its financial strategy and/or business operations are deemed to pose a severe threat to shareholders' interests and to the company's future business developments, or it is deemed that its internal control program is inadequate and is likely to harm shareholder interests;
    c. it meets one or more of the following conditions:
             i. the company has an accumulated deficit in the most recent accounting period;
             ii. the company has reported losses or has paid no dividend for the past three accounting periods;
             iii. the company has reported losses or has paid no dividend for the past five accounting periods;
    d. it meets all of the following conditions:
             i.   the company's PBR(Price/Book Value Ratio) is below 1.0;
             ii.  the company's ROE is below 5 percent;
             iii. the company's shareholder's equity exceed 50 percent of its total assets;
             iv. the company' s net financial assets exceed 30 percent of its total sales;
             v. the company's net financial assets exceed 30 percent of its total assets; (The term "net financial asset" shall equal cash and investment securities less bonds and bank loans) Companies shall be excluded if they have been listed in the last three years, or if they can demonstrate reasonable investment plans for their surplus financial assets.
    e. it meets one of the following conditions:
             i. For a company listed on the First Section of either of Tokyo, Osaka, or Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
             ii For a company listed on the Second Section of either of Tokyo, Osaka, or

                  Nagoya Stock Exchanges, its annual investment return has belonged to the worst quartile of its TSE 33 industry sector during the past three years.
             iii For a company traded on an OTC market, its annual investment return has belonged to the worst quartile of the entire OTC stocks during the past three years.
    f. when Nomura Asset Management holds more than five percent of all the outstanding shares of a certain issuer.

2. Watch List Criteria for non-Japanese Issuers: A non-Japanese company shall be placed on the Watch List if:

    a. it meets one or more of the following conditions:
             i. investment return has been below the sector index return (i.e., an index based upon the MSCI's 10 sectors) by 40 percent for the past three years, and if the company has reported losses (computed on earnings per share basis) for the past three accounting periods. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
             ii. investment return has been below the sector return index (i.e., an index based upon the MSCI's 10 sectors) by 70 percent for the past three years. If sector classification information is not available for a certain company, the company is compared with the MSCI country index to which the issuer belongs;
             iii. Nomura Asset Management holds more than one percent of all the outstanding shares of a certain issuer.

    b. The Corporate Research Department shall produce and send the Watch List to the overseas affiliates and other relevant departments. Each overseas affiliate reviews the company on the Watch List, in accordance with the Proxy Voting Guidelines, and may remove a company from the Watch List if it reasonably believes that its inclusion on the list is not warranted. The overseas affiliate, when necessary, may add a company to the Watch List.
    c. General Managers of the Corporate Research Department are responsible for making the final determinations regarding the deletion or addition of certain companies to and from the Watch List. The Corporate Research Department shall maintain records of their determinations.
    d. The Watch List generally shall be up-dated on a semi-annual basis. Screening criteria shall be reviewed when necessary, and any changes to the criteria must be approved by the Proxy Voting Committee.


Nomura Asset Management
Policy and Process on Corporate Governance and Proxy Voting

Schedule 1

Nomura Asset Management Co., Ltd.
Nomura Asset Management Hong Kong Limited
Nomura Asset Management Singapore Limited

Nomura Asset Management U.K. Limited
Nomura Asset Management U.S.A. Inc.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
----------------------------------------------------------------------------
This Form N-CSR disclosure requirement is not yet effective with respect to the registrant.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS
------------------------------------------------------------------------------
(a) Not applicable

(b) Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
------------------------------------------------------------------------------

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant shareholders provided that the proposed candidates satisfy the director qualification requirements provided in the Nominating Committee's Charter; are not "interested persons" of the Registrant or the Registrant's investment adviser within the meaning of the Investment Company Act; and are "independent" as defined in the New York Stock Exchange listing standards. The Committee has determined that potential director candidates recommended by Registrant shareholders must satisfy the Securities and Exchange Commission's ("SEC") nominee requirements found in Regulation 14A of the Securities and Exchange Act of 1934, as amended ("1934 Act"). Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant's Secretary.

The Nominating Committee identifies prospective candidates from any reasonable source and has the ability to engage third-party services for the identification and evaluation of potential nominees. The Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board. In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider, among other factors: (i) whether the individual has any material relationships that could create any appearance of impropriety with respect to or a lack of independence from NAM-U.S.A. or any of its affiliates; (ii) whether the individual has the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an independent Director of the Registrant and to protect the interests of Registrant shareholders; (iii) the individual's corporate or other business experience in significant positions which demonstrate sound business judgment; (iv) whether the individual has financial and accounting experience; (v) the individual's ability to and attend at least four regular meetings a year and (vi) whether the individual can add to the balance of experience of the present independent Directors. The standard of the Nominating Committee is to treat all equally qualified nominees in the same manner.


ITEM 11.  CONTROLS AND PROCEDURES
------------------------------------------------------------------------------
The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS
------------------------------------------------------------------------------
(a)(1) Code of Ethics.
(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as an exhibit.
(a)(3) Not applicable.
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

                                  SIGNATURES
                           ------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By: /s/ Hiroshi Terasaki
-------------------------------------
Hiroshi Terasaki, President
(Principal Executive Officer)

Date:    December 29, 2006
-------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Rita Chopra-Brathwaite
-------------------------------------
Rita Chopra-Brathwaite,  Treasurer
(Principal Financial Officer)

Date:    December 29, 2006
-------------------------------------